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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 22, 2001
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               Commission File No.

                   Delaware                         13-3995059
          -----------------------              --------------------
           (State of Incorporation)             (I.R.S. Employer
                                                Identification No.)


         11501 Northeast Expressway,
           Oklahoma City, Oklahoma                             73131
------------------------------------------           ------------------------
            (Address of principal                            Zip Code
              executive offices)


       Registrant's telephone number, including area code: (405) 475-2500


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ITEM 5.  OTHER EVENTS.

      OFFERING OF DEPOSITARY SHARES

            On April 20, 1999, Six Flags, Inc. (the "Registrant") registered $1.0 billion of undesignated securities pursuant to a shelf registration statement on Form S-3 (File No. 333-76595) (the "Registration Statement"). The Registration Statement was declared effective by the Securities and Exchange Commission on May 7, 1999.

            On January 17, 2001, the Registrant filed a Prospectus Supplement to the Registration Statement, pursuant to Rule 424(b)(2), with respect to an offering for up to 11,500,000 Preferred Income Equity Redeemable Shares ("PIERS") (including 1,500,000 PIERS that may be issued to the underwriters upon the exercise of an over-allotment option), each PIERS representing one one-hundredth of a share of 7 1/4% convertible preferred stock of the Registrant. The Registrant is filing herewith certain exhibits in connection with its offering of the PIERS and providing information concerning a recent development in a lawsuit involving certain subsidiaries of the Registrant.

      LEGAL PROCEEDINGS

            Reference is made to the description of the litigation captioned SIX FLAGS OVER GEORGIA, LLC ET AL v. TIME WARNER ENTERTAINMENT COMPANY L.P. ET AL contained in the Registrant's Form 10-K dated March 27, 2000 and Form 10-Q dated November 14, 2000. On January 18, 2001, the Georgia Supreme Court denied Time Warner Entertainment Company L.P's petition for certiorari.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits.

                  1.1 Underwriting Agreement among the Registrant, Six Flags Operations Inc. and Six Flags Theme Parks Inc., and Lehman Brothers Inc., Allen & Company Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., dated January 17, 2001.

                  4.1 Certificate of Designation, dated January 22, 2001, setting forth the terms of the Registrant's 7 1/4 % Convertible Preferred Stock ("Convertible Preferred Stock").

                  5.1 Opinion of James M. Coughlin, General Counsel of the Registrant, as to the legality of the Convertible Preferred Stock and the PIERS, dated January 22, 2001.


                                       2

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                  10.1  Form of Deposit Agreement among the Registrant, The
                        Bank of New York, as Depositary, and owners and holders
                        of depositary receipts, dated as of January   , 2001.


                                       3


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIX FLAGS, INC.



                                    By:   /s/  JAMES M. COUGHLIN
                                          ------------------------------------
                                          Name:  James M. Coughlin
                                          Title: General Counsel





Dated:  January 22, 2001

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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION

1.1 Underwriting Agreement among the Registrant, Six Flags Operations Inc. and Six Flags Theme Parks Inc., and Lehman Brothers Inc., Allen & Company Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., dated January 17, 2001.

4.1 Certificate of Designation, dated January 22, 2001, setting forth the terms of the Registrant's 7 1/4 % Convertible Preferred Stock ("Convertible Preferred Stock").

5.1 Opinion of James M. Coughlin, General Counsel of the Registrant, as to the legality of the Convertible Preferred Stock and PIERS, dated January 22, 2001.

10.1 Form of Deposit Agreement among the Registrant, The Bank of New York, as Depositary, and owners and holders of depositary receipts,
            dated as of January   , 2001.


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